Exhibit 99.3

APPENDIX SLIDES — Third Quarter 2020 Financial Results and Business Update November 5, 2020 THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. © 2020 Theravance Biopharma. All rights reserved.

Our science Organ - selective molecules designed to optimize therapeutic index

Theravance Biopharma difference: Targeting the right disease with the right molecular design TI, therapeutic index. 3 α STAT P STAT P STAT JAK β γ JAK N UCLEUS P STAT P STAT TI TI

Research and development portfolio of designed molecules: brain, lung, GI and eye 4 Molecular Design Biology Medicinal Chemistry DMPK Development and Commercial Symptomatic nOH (Neurogenic orthostatic hypotension) Asthma Lung Transplant Rejection IPF (idiopathic pulmonary fibrosis) COPD (chronic obstructive pulmonary disorder) — APPROVED COVID - 19 CD (Crohn’s disease) UC (ulcerative colitis) Celiac Disease DME (diabetic macular edema) DMPK, drug metabolism and pharmacokinetics; GI, gastrointestinal.

Key programs supported by proven development and commercial expertise

	Program	Indication	Stage	Collaborator
	Ampreloxetine (TD-9855) NRI	Symptomatic nOH	Phase 3	Wholly-owned
Organ-Selective	**TD-1473** GI JAKi	UC	Phase 2b/3	Janssen
Organ-Selective	**TD-1473** GI JAKi	CD	Phase 2	Janssen
Organ-Selective	**TD-5202** Irreversible JAK3i	Inflammatory intestinal diseases	Phase 1	Janssen
Organ-Selective	**YUPELRI® (revefenacin)** LAMA	COPD	Marketed	Mylan
Organ-Selective	**TD-0903** Inhaled JAKi	COVID-19	Phase 2	Wholly-owned
Organ-Selective	**TD-8236** Inhaled JAKi	Asthma	Phase 2	Wholly-owned
Organ-Selective	**Inhaled ALK5i**	Idiopathic pulmonary fibrosis	Phase 1	Wholly-owned

Stages: Research, Phase 1, Phase 2, Phase 3, Filed, Marketed

	Program	Indication	Stage	Rights
Economic Interests	**TRELEGY ELLIPTA**[1] FF/UMEC/VI	COPD	Marketed	GSK & Innoviva, Inc.
Economic Interests	**TRELEGY ELLIPTA**[1] FF/UMEC/VI	Asthma	Marketed	GSK & Innoviva, Inc.
Economic Interests	**Skin-selective JAKi**	Dermatological diseases	Research	Pfizer

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Medicines That Make a Difference

1. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties received retained by TBPH. All statements concerning TRELEGY ELLIPTA based on publicly available information. FF/UMEC/VI, fluticasone/umeclidinium/vilanterol; JAKi, Janus kinase inhibitor; LAMA, long acting muscarinic receptor antagonist; NRI, norepinephrine reuptake inhibitor.

5

TD - 0903 Program Nebulized lung - selective pan - JAK inhibitor to treat: ► Acute hyperinflammation of the lung in COVID - 19 ► Chronic inflammation for the prevention of lung transplant rejection

Leveraging respiratory expertise for potential acute treatment in response to a global pandemic



PATIENT POPULATION

- **>27.8M** patients worldwide[1]
- **>6M** US patients[1] → **~2.4%** patients become hospitalized[2]

CURRENT TREATMENT LANDSCAPE

No vaccine available

Current treatment: Supportive therapy

As of July 1, 2020:

439 drugs in 2327 trials worldwide

STRATEGIC OPPORTUNITY

TD-0903

Inhaled lung-specific therapeutic: potential to be used in combination with other treatment modalities (e.g., antivirals) to provide additional therapeutic benefit without risk of systemic immunosuppressive issues that may occur with systemic anti-inflammatories

1. https://coronavirus.jhu.edu/map.html, number as of 9/10.
2. IHME.

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Medicines That Make a Difference
7

First-in-disease opportunity for the prevention of lung transplant rejection

PATIENT POPULATION

Lung transplants have the poorest prognosis of all solid organ transplants
COPD, IPF, and CF top 3 diagnoses driving need for lung transplantation

6,240	2,714	15%	~50%	$3.5B
lung transplants worldwide, 2019[1]	lung transplants per year in US[2]	CAGR since 1988	mortality at 6 years post transplant[3]	medical/productivity costs (2015–2025)[4]

CURRENT TREATMENT LANDSCAPE

No FDA-approved therapies to prevent lung transplant rejection or CLAD

Current standard of care: triple immunosuppression therapy

- Calcineurin inhibitors (tacrolimus)
- Anti-proliferative agents (MMF)
- Corticosteroids
- IL-2 mAb induction therapy (basiliximab)

STRATEGIC OPPORTUNITY

TD-0903

Potential first approved therapy specifically to prevent acute lung transplant rejection and development of CLAD

Use following lung transplantation could improve patient morbidity and mortality risk, and reduce need for re-transplantation

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1. http://www.transplant-observatory.org/data-charts-and-tables/.
2. United Network for Organ Sharing (UNOS), https://unos.org/data/transplant-trends.
3. Chambers DC et al, JHLT 2018; 37(10): 1169-1183. 4. JHEOR. 2015. CA Jones https://pdfs.semanticscholar.org/108c/5cb16aaab19fa9e9a1ccba64ae5869336f26.pdf

CAGR, compound annual growth rate; CF, cystic fibrosis; CLAD, chronic lung allograft dysfunction; mAb, monoclonal antibody; MMF, mycophenolate mofetil.

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Month 6 0 5 10 15 20 F i r s t B P A R R a t e ( % ) Pan - JAK inhibitors can prevent transplant rejections Noninferiority trial of tofacitinib vs cyclosporine (CsA) in kidney transplant recipients 1 ‣ JAK inhibition was superior to cyclosporine in prevention of acute and chronic rejections ‣ Serious infections increased with systemic JAK inhibitors including CMV 1. Vincenti F, et al. Am J Transplant 2015;15:1644 - 53. *p<0.001 vs CsA . BPAR, biopsy - proven acute rejection; CMV, cytomegalovirus; SE, standard error; TWC2, time - weighted 2 - h post - dose concentrations . 9 Chronic Rejection Tofacitinib is superior to CsA in efficacy measures Acute Rejection Increased infection risk with tofacitinib over CsA CsA Tofacitinib 50 40 30 20 10 0 Month 12 * IF/TA % 24 5 53 25 0 20 40 60 Tofacitinib CsA CMV disease Serious infection 12 - month Kaplan - Meier estimates, % (SE)

Ampreloxetine (TD - 9855) Once - daily norepinephrine reuptake inhibitor to treat symptomatic neurogenic orthostatic hypotension

Reduced quality of life, significant care-giver burden and limited therapeutic options for symptomatic nOH patients



PATIENT POPULATION

~350K	~700K	~700K
US patients	APAC patients	EU patients

nOH is a symptom of MSA, PAF and PD
70–80% of MSA patients[1], and
30–50% of PD patients[2] have nOH[3]

CURRENT TREATMENT LANDSCAPE

Current treatments (midodrine, fludrocortisone, droxidopa) have significant limitations

- Subset of patients do not respond
- None demonstrate durable effect
- Safety profiles that limit use
- Require multiple daily dosing

STRATEGIC OPPORTUNITY

Ampreloxetine

Designed to reduce symptoms of nOH by prolonging the effect of endogenous norepinephrine with the potential to provide a meaningful and durable symptom improvement to underserved patients

1. Mathias C, et al. J Neurol 1999;246:893-8.
2. Ha AD, et al. Parkinsonism Relat Disord 2011;17:625-8.
3. Not all patients are treated with prescription medication.

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11

Designed to reduce symptoms of nOH by prolonging the effect of endogenous norepinephrine


NE Release at Neurovascular Junction
Systolic Blood Pressure
Untreated nOH
AXON TERMINAL
NE
NET
DENDRITE
Vasodilation
↓ Blood pressure
Normal
Syncope
+ Ampreloxetine
NET
Ampreloxetine
Vasoconstriction
↑ Blood pressure
Normal
Reduction in syncope
✓ Increased standing blood pressure
✓ Increased brain perfusion
✓ Reduce symptoms of symptomatic nOH[1]

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Medicines That Make a Difference

1. Palma JA, Kaufmann H. Mov Disord Clin Pract 2017;4:298-308.
NE, norepinephrine; NET, norepinephrine transporters.

12

Ampreloxetine: Potential to provide meaningful and durable symptom improvement to underserved patients Baseline OHSA #1 (Orthostatic Hypotension Symptom Assessment Question 1) >4 points. Negative change indicates improvement in symptoms; improvement of 1 point is defined as the MCID (minimal clinically importan t d ifference). ITT, intention - to - treat; SD, standard deviation. Mean (SD) change from baseline in OHSA #1 score n=17 n=13 n=7 n=6 Week Study 169: 4 weeks (N=188) Randomized, double - blind, placebo - controlled, parallel group Study 170: 22 weeks (N=254) Randomized 6 - week withdrawal phase Phase 3 registrational program ongoing; 4 - week efficacy data expected Q3 2021 13 Phase 3 Registrational Program Ampreloxetine Phase 2 data in nOH; 20 weeks of treatment Extension study: 3 years Completers: Considered clinically meaningful Withdrawal Durability Efficacy -7 -6 -5 -4 -3 -2 -1 0 1 2 3 0 4 8 12 16 20 24

Decentralized trials move activities from the clinic to home ‣ Site - centric operating model ‣ Burden on site resources ‣ Patient burden Source: Theravance Biopharma Clinical Operations. 14 Global clinical trials are being decentralized along a continuum Traditional Trial Operations Decentralized Trial ‣ Patient - centric model ‣ Leverage technology for remote visits, monitoring and data collection ‣ Established home health and distribution channels

TD - 1473 (JNJ - 8398) Oral gut - selective pan - JAK inhibitor to treat inflammatory bowel diseases

Need for new medicines to treat Inflammatory Bowel Disease

Patient Population

- **6.8M** global cases, 2017[1]
- **1.6M** current US patients[2]
- Current US patients: **780K** CD cases; **907K** UC cases
- **$16B** global IBD treatment market, 2018
- **$31B** US disease burden[2]

Current Treatment Landscape

Standard of care:
Biologics have become the mainstay of treatment in moderate-to-severe patients

Steroids, immunosuppressants, and TNF inhibitors associated with side effects that further decrease HRQoL

Strategic Opportunity

TD-1473

Gut-selective agent: if used earlier in the course of disease, has potential to be a new cost-effective therapy option that reduces associated disease management costs and improves patient HRQoL

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HRQoL, health-related quality of life; IBD, inflammatory bowel disease.
1. GBD 2017 Inflammatory Bowel Disease Collaborators. Lancet 2020;5:17-30.
2. https://www.crohnscolitisfoundation.org/sites/default/files/2019-02/Updated%20IBD%20Factbook.pdf.

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JAK-STAT pathway: orchestrating signaling of multiple pro-inflammatory cytokines


α
β
γ
JAK
JAK
JAK inhibitor
STAT
P
P
STAT
STAT
P
P
STAT
STAT
STAT-induced
Inflammation
NUCLEUS
γc cytokines
(IL-2, IL-4, IL-7,
IL-9, IL-15, IL-21)
JAK1
JAK3
Type 1 IFNs,
IL-10 family
JAK1
Tyk2
IL-6, IL-11, IL-13,
IL-27, IL-31, IL-35
Tyk2
JAK1
JAK2
IFNγ
JAK1
JAK2
IL-12, IL-23
JAK2
Tyk2
EPO, TPO
GM-CSF, IL-3, IL-5
JAK2
JAK2

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Medicines That Make a Difference

Clark JD, et al. J Med Chem 2014; 57:5023-5038.

EPO, erythropoietin; GM-CSF, granulocyte-macrophage colony-stimulating factor; Tyk, tyrosine kinase.

17

TD - 1473 is an oral, gut - selective pan - JAK inhibitor Preclinical data package for TD - 1473 represents a potential breakthrough approach to the treatment of IBD Journal of Crohn’s & Colitis April 20, 2020. 18 Gut selectivity Potent inhibition of Tyk2 Anti - inflammatory activity in disease model x x Lumen Vehicle treated control TD - 1473 treatment x 7.5 8 8.5 9 9.5 10 Tofacitinib Izencitinib Inhibitory potency (pKi) Tyk2

Systemic exposures low; tissue concentrations at or above JAK inhibition levels *Tofacitinib concentrations extracted from J Pharmacol Exp Ther 348:165 – 173, January 2014. BID, twice daily; IC 50 , concentration to produce 50% maximal inhibition; PK, pharmacokinetics. 19 Tofacitinib 10 mg BID* TD - 1473 20 mg TD - 1473 80 mg TD - 1473 270 mg Colonic Tissue Concentrations of TD - 1473 TD - 1473 Dose 1 10 100 1000 10,000 20 mg 80 mg 270 mg Range of JAK IC 50 values TD - 1473 Total Concentration (nM) Plasma Concentrations in UC Patients Time (h) 100 200 300 0 0 1 2 3 4 Plasma Concentration (nM)

TD-1473: Gut-selective pan-JAK inhibitor

Late-stage studies in Crohn's disease and ulcerative colitis

Crohn's disease

DIONE STUDY

Phase 2: 12 weeks (N=160)
Dose-finding induction
→ **Active treatment extension: 48 weeks**

Ulcerative colitis

RHEA PROGRAM

Phase 2b/3: 8 weeks (N=240)
Dose-finding induction

Phase 3: 8 weeks (N=640)
Dose-confirming induction

Responders → **Maintenance phase[1]: 44 weeks**

- Phase 2 Crohn's and Phase 2b/3 ulcerative colitis studies ongoing
- Phase 2 Crohn's and Phase 2b ulcerative colitis data expected Q3 2021
- Global collaboration with **Janssen** leverages joint development expertise and provides significant economics to **TBPH**[2]

1. Maintenance phase of the study will have induction responder patients re-randomized to active doses compared to placebo at 44 weeks.
2. Deal value up to $1B in payments to TBPH, including $100M upfront; profit-share in US (33% TBPH, 67% Janssen); double-digit royalties to TBPH ex-US.

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Medicines That Make a Difference
20

TD - 5202 Organ - gut selective irreversible JAK3 inhibitor to treat inflammatory intestinal diseases

Celiac disease has no current treatments and serious health consequences 22 1. 1% prevalence, BeyondCeliac.org. 2. 2018 US population 327M Census.gov. 3. Theravance Market Research. S TRATEGIC O PPORTUNITY P ATIENT P OPULATION US patients 1,2 3.3M No approved treatment Only available intervention is strict life - long gluten - free diet 30% of diagnosed patients are poorly controlled despite best dietary efforts 3 TD - 5202 Organ - gut selective irreversible JAK3 inhibitor: potential to deliver significant value for both patients and payers increase in US over past 50 y 4 – 4.5x Global prevalence 1% higher healthcare costs than controls >2x C URRENT T REATMENT L ANDSCAPE Celiac Normal

JAK3-dependent cytokines play central role in pathogenesis of celiac disease



CD Pathogenesis
Gluten peptides
Intestinal Lumen
IE-CTL
IEL
Intestinal Epithelium
Lamina Propia
IL-15
IFNγ
IL-2
IL-21
Gluten-Specific Th1 cells



IL-2, IL-4, IL-7, IL-9, IL-15, IL-21
α
β
γ
Immune Cell
P
JAK1
JAK3
STAT
Nucleus

- Proof-of-relevance from recent positive Phase 2 data with systemic JAK3 inhibitor in alopecia areata, another T-cell mediated disease
- Localized JAK3 inhibition important to avoid systemic immunosuppression (genetic JAK3 deficiency leads to severe immunodeficiency)

Theravance Biopharma
Medicines That Make a Difference

Figure adapted from Jabri B and Sollid L. J Immunol 2017;198:3005-14.
IE-CTL, intraepithelial cytotoxic lymphocyte; IEL, intraepithelial lymphocyte.

23

TD-5202 First-in-Human Overall Results Summary

TD-5202: generally well-tolerated (single dose ≤2000 mg, multiple doses ≤1000 mg BID) for 10 consecutive days in healthy subjects

- No serious or severe AEs were reported
- All treatment-emergent AEs in TD-5202-treated subjects were mild in severity

- No clinically significant changes from baseline in vital signs and ECG assessments
- No clinically significant changes in chemistry or hematology parameters
  - No changes in NK cell count

- Systemic exposures were dose proportional from 100 to 1000 mg BID
- Low steady-state systemic exposures: mean $C_{max,ss}$ ~11-fold below the protein-adjusted JAK IC_{50} at the highest tested dose (1000 mg BID), consistent with a gut-selective approach

AE, adverse event; $C_{max,ss}$, maximal steady-state concentration; NK, natural killer.

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Medicines That Make a Difference
24

Inhaled ALK5i Potential best - in - disease therapy for the treatment of idiopathic pulmonary fibrosis (IPF)

Idiopathic pulmonary fibrosis (IPF) remains a fatal chronic lung disease with limited treatment options

PATIENT POPULATION

140,000

US prevalence; currently orphan diease[1,2]

Profound dyspnea, unrelenting cough, impairment of activities of daily living

Mortality with IPF remains high

Lungs with IPF[3]


Fibrosis (scarring) in lungs
Damaged bronchioles and alveoli
Fibrosis between alveoli (greatly decreased gas exchange)
Detailed view with IPF

CURRENT TREATMENT LANDSCAPE

Limited treatment options

2 currently approved therapies, with modest efficacy and poor tolerability

STRATEGIC OPPORTUNITY

Inhaled ALK5i

Potential first-in-class inhaled ALK5 inhibitor anti-fibrotic agent for IPF
Despite treatment with the current SOC, IPF patients continue to experience disease progression and exacerbation

Theravance Biopharma
Medicines That Make a Difference

1. Raghu G, et al. Lancet Resp. 2014: 2(7):566-572.
2. Raghu G, et al. Eur Respir J. 2016: 48(1):179-186.
3. National Heart Lung and Blood Institute (NIH), Public Domain, https://commons.wikimedia.org/w/index.php?curid=29590103.

26

Significant opportunity remains for effective IPF treatments ‣ Mortality with IPF remains high – <50% alive 3 years after diagnosis 1 1. King TE, et al. Am J Respir Crit Care Med 2001;164:1171 - 81. 27 1.0 0.8 0.6 0.4 0.2 0.0 0 5 10 15 Years Probability of Survival Male Female To arrest disease progression with improved tolerability Goal

TGFβ, transforming growth factor β. 28 S CARRING TISSUES Collagen deposition Stimuli Genetic susceptibility Repetitive injury AEC damage TGF β A LVEOLAR E PITHELIAL C ELLS (AEC) T YPE 2 T YPE 1 Normal M YOFIBROBLASTS Fibrogenesis, proliferation Targeting the TGFβ pathway A core signaling pathway that drives fibrosis

Selectively targeting the TGFβ pathway through ALK5 inhibition

Inhibiting a core signaling pathway that drives fibrosis regardless of activation mechanism


Activation:
Multiple αv integrins
Proteases
Thrombospondin
Free Radicals
Latent TGFβ
TGFR2
TGFR1 (ALK5)
P
P
ALK5i
ERK
PI3K
Smad2/3
p38
JNK
Rho
Fibroblast to Myofibroblast Transition (FMT)
Increased extracellular matrix
Increased αSMA
Increased migration
FIBROBLASTS
IPF progression
MYOFIBROBLASTS

αSMA, α-smooth muscle actin; ERK, extracellular signal-regulated kinase; JNK, c-Jun N-terminal kinase; PI3K, phosphatidylinositol-4,5-bisphosphate 3-kinase; Smad2/3, mothers against decapentaplegic homolog 2/3; TGFR (ALK5), TGFβ receptor.
Adapted from: Neuzillet C, et al. Oncotarget 2013;5:78–94.

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29

ALK5 inhibition directly interrupts FMT 1 in IPF FTM, fibroblast to myofibroblast transition 30 Reference Standard ALK5i Log [M] % inhibition of α SMA - 9 - 8 - 7 - 6 - 5 0 50 100 150 FMT a SMA expressed a SMA reduced Negative control ALK5i treated

Current treatment options have no effect on FMT at clinically relevant concentrations FTM, fibroblast to myofibroblast transition; C max , maximal concentration; IC 50 , half maximal inhibitory concentration. 1. https://www.tga.gov.au/sites/default/files/auspar - nintedanib - esilate - 160208.pdf . 2. Ogura T, et al. Eur Respir J. 2015;45:1382 - 92. 31 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 0 Pirfenidone Nintedanib Log [M] Nintedanib IC 50 Pirfenidone IC 50 Clinical C max Unbound 1,2

Wound repair Bone healing Cardiovascular homeostasis Tumor suppression Endocrine function Lung selectivity avoids unwanted systemic side effects Minimizing systemic inhibition of a cytokine essential for homeostasis Modified from: Akhurst RJ, Hata A. Nat Rev Drug Discov 2012;11:790 - 811. 32 Maintaining key systemic regulatory roles of TGFβ Inhaled ALK5i

Ocular JAKi Potential best - in - disease, pan - JAK inhibitor with long - acting ocular anti - inflammatory activity

Diabetic macular edema causes blindness in diabetics

PATIENT POPULATION

2.7 million US prevalence[1]

#1 cause of blindness in diabetes[2]

140% higher direct and indirect healthcare costs in patients with DME vs diabetics without ocular disease[3]


Normal vision
Vision with DME

CURRENT TREATMENT LANDSCAPE

- 1st — **anti-VEGF treatments** Most patients have suboptimal response
- 2nd — **Intraocular steroids** Side effects limit utility

Nonpharmacological treatments (e.g. laser coagulation) limited efficacy and significant adverse events

STRATEGIC OPPORTUNITY

Ocular JAKi

Potential to offer an alternative treatment for DME patients who are not optimally responding to treatment with VEGFi

Theravance Biopharma
Medicines That Make a Difference

1. © 2016 DR/Decision Resources, LLC. All rights reserved. Reproduction, distribution, transmission or publication is prohibited. Reprinted with permission.
2. Romero-Aroca, World J Diabetes 2011;2(6): 98-104. 3. Lee et al Curr Med Res Opin 2008;24:1549-59.
Images from Angiogenesis Foundation, www.scienceofdme.org.

34

Inflammation, not just VEGF, is a key driver of DME Intraocular anti - VEGF agents 35 1. Gonzalez VH, et al. Am J Ophthalmol 2016;172:72 - 79. Current Pharmacological Treatments Intraocular steroids Hyperglycemia Disruption of blood - retinal barrier Vascular leakage DME VEGF Retinal capillary damage Inflammatory cytokines Need for broad, sustained release, anti - inflammatory with a safer side - effect profile ‣ High frequency of formation of cataracts and glaucoma ‣ One third do not respond to anti - VEGF while another third have a suboptimal response 1 ‣ Require frequent intravitreal injections

0.00 0.25 0.50 0.75 1.00 1.25 VEGF IL-6 IP-10 MCP-1 Unmet need for an anti - inflammatory drug: opportunity for eye - selective JAK inhibition Adapted from Sohn HJ, et. al. Am J Ophthalmol 2011; 152:686 - 694. 36 Effect of anti - VEGF Effect of Steroids 0.00 0.25 0.50 0.75 1.00 1.25 VEGF IL-6 IP-10 MCP-1 Untreated Treated Normalized Protein Level

Ocular pan - JAK inhibition has the potential to address key disease pathways in DME 37 TD - EyeJAKi inhibits key DME inflammatory pathways: JAK2 JAK1 IL - 6 Tyk2 JAK1 Interferons MCP - 1 IP - 10 TD - EyeJAKi ‣ IL - 6 and interferon signaling pathways in human primary cells ‣ IL - 6 induced pSTAT3 and interferon - induced IP - 10 in the back of the eye in vivo

0 1 2 3 0.000001 0.00001 0.0001 0.001 0.01 0.1 1 10 100 1000 Time (months) C o m p o u n d c o n c e n t r a t i o n ( g / m L o r g / g ) A potent pan - JAK inhibitor designed for eye selectivity with projected dosing interval of at least three months 38 Single intravitreal injection of TD - EyeJAKi in Rabbits Vitreous humor (depot) Retina Plasma α STAT P STAT P STAT JAK β γ JAK N UCLEUS P STAT P STAT JAKi

About YUPELRI ® (revefenacin) inhalation solution YUPELRI ® (revefenacin) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . 1. TBPH market research (N=160 physicians); refers to US COPD patients. 39

YUPELRI ® (revefenacin) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 40